                                                                    EXHIBIT 99-1


(1) Lauriello v. MedPartners, Inc., et al., No. CV98-98 (Cir. Ct. of Jefferson County, Ala., filed January 9, 1998);

(2) Rubino v. MedPartners, Inc., et al., No. CV98-B-0067-S (U.S.D.C. Northern District, Alabama, filed January 13, 1998);

(3) Loomis v. MedPartners, Inc., et al., No. CV98-G-0086-S (U.S.D.C. Northern District, Alabama, filed January 14, 1998);

(4) Marsh v. MedPartners, Inc., et al., No. CV98-TMP-0096-S (U.S.D.C. Northern District, Alabama, filed January 15, 1998);

(5)  Smith v. House, et al., No. CV98-B-0095-S (U.S.D.C. Northern
     District, Alabama, filed January 15, 1998);

(6) Buettler v. MedPartners, Inc., et al., No. CV98-AR-0119-S (U.S.D.C. Northern District, Alabama, filed January 20, 1998);

(7) Schacter v. MedPartners, Inc., et al., No. CV98-00297, (Cir. Ct. of Jefferson County, Ala., filed January 16, 1998);

(8) Susser v. MedPartners, Inc., et al., No. CV98-N-0177-S, (U.S.D.C. Northern District, Alabama, filed January 26, 1998);

(9) ZSA Asset Allocation Fund v. MedPartners, Inc., et al., No. CV98-B-0274-S (U.S.D.C. Northern District, Alabama, filed February 6, 1998);

(10) Bishop v. House, et al., No. CV98-P-0316-S ((U.S.D.C. Northern District, Alabama, filed February 10, 1998);

(11) Mizraji v. MedPartners, Inc., et al., No. CV98-P-0351-S (U.S.D.C. Northern District, Alabama, filed February 13, 1998);

(12) Rudolf v. MedPartners, Inc., et al., No. CV98-B-0409-S (U.S.D.C. Northern District, Alabama, filed February 20, 1998);

(13) Sorrentino v. MedPartners, Inc., et al., No. CV98-N-0358-S (U.S.D.C. Northern District, Alabama, filed February 13, 1998);

(14) Steiner v. MedPartners, Inc., et al., No. CV98-P-0317-S (U.S.D.C. Northern District, Alabama, filed February 10, 1998);

(15) Kosseff v. MedPartners, Inc., et al., No. CV98-G-0558-S (U.S.D.C. Northern District, Alabama, filed March 10, 1998);

(16) Wisinski v. MedPartners, Inc., et al., No. CV98-P-0528-S (U.S.D.C. Northern District, Alabama, filed March 5, 1998);